Exhibit 10.57

FORTIS CAPITAL CORP.

CONTINUING SECURITY AGREEMENT

In consideration of financial accommodations (arising from loan, advance, letter of credit, overdraft, acceptance and/or other credit transactions) given or to be given or to be continued to the undersigned (the “Debtor”) or to any other party(ies) at the request, or for the benefit, or upon the undertaking, of the Debtor by FORTIS CAPITAL CORP. (together with its successors and assigns, the “Lender”), the Debtor hereby agrees with the Lender as follows:

1. As security for the due and punctual payment and performance of any and all of the present and future Obligations of the Debtor (as defined in Section 2 below), the Debtor hereby grants to the Lender a continuing security interest in (a) all of the Collateral (as defined in Section 3 below), whether now or hereafter existing or acquired and wherever located, and (b) all present and future products and proceeds of the Collateral, including, without limitation, insurance proceeds.

2. As used herein, the term “Obligations” means all indebtedness, obligations and liabilities of any kind of the Debtor to the Lender, now or hereafter existing, arising directly between the Debtor and the Lender or acquired by assignment, conditionally, unconditionally or as collateral security by the Lender, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Lender of the Debtor, whether incurred by the Debtor as principal, surety, endorser, guarantor, accommodation party or otherwise.

3. As used herein, the term “Collateral” means the property described opposite the box(es) checked below together with the property described in Section 4 below:

[X] A. All Personal Property. All of the personal property and fixtures of the Debtor wherever located and whether now owned or in existence or hereafter acquired or created, of every kind and description, tangible or intangible, including without limitation all inventory (including, without limitation, Inventory as defined in Section 3(C) hereof), goods and accessions thereto, equipment and accessions thereto, farm products, documents, chattel paper (whether tangible or electronic), accounts (including, without limitation, Accounts as defined in Section 3(D) hereof), contract rights, securities and other investment property, general intangibles, tax refund claims, patents, trademarks, intellectual property, payment intangibles, software, supporting obligations, instruments, promissory notes, letters of credit and proceeds thereof, advices of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, cash, credits, deposits, deposit accounts (general or special), and certificates of deposit), such items having the meaning ascribed by the New York Uniform Commercial Code as in effect from time to time.

[    ] B. Equipment. Equipment (of any nature and description), now owned or hereafter acquired and wherever located, employed in the operation of the Debtor’s business, and all proceeds thereof and products of such equipment in any form whatsoever. As used herein, the term “equipment” shall also mean and include all spare parts therefor, all present and future additions, attachments and accessions thereto, all substitutions therefor and replacements thereof. Nothing herein shall be construed as giving a right to the Debtor to sell any equipment which is the subject of this Agreement.

[    ] C. Inventory. All of the inventory of the Debtor, of every type or description, now owned or hereafter acquired and wherever located, whether raw, in process or finished, all goods usable in processing the same and all documents, documents of title and receipts covering any inventory (herein referred to as “Inventory”), and all proceeds thereof and products of such inventory in any form whatsoever, including but not limited to accounts and chattel paper (whether tangible or electronic) and cash proceeds.

[    ] D. Accounts and Chattel Paper. All of the Debtor’s present and future accounts (including, without limitation, health-care-insurance receivables), contract rights, letters of credit, letter-of-credit rights, general intangibles (including, without limitation, tax refund claims, payment intangibles and software), supporting obligations, instruments, promissory notes, and chattel paper (whether tangible or electronic) and all other rights to the payment of money arising out of the sale (or lease) of goods or services (herein referred to in the plural as “Accounts” and in the singular as “Account”), all proceeds thereof and all liens, securities, guarantees, remedies, and privileges pertaining thereto, together with all rights and liens of the Debtor in and to such goods, including returned or repossessed goods, and all rights and property of any kind forming the subject matter of any of the Accounts, including the right of stoppage in transit.

[    ] E. Other.

See Schedule A annexed hereto and made a part hereof.

If no box is checked, Clause A (All Personal Property) shall be deemed applicable for all purposes of this Agreement. If the Clause A box is checked, checking also the Clause B and/or Clause C and/or Clause D and/or Clause E box(es) is not intended, and shall not be construed, to limit the generality or legal effect of the description contained in Clause A.

4. (a) If the Debtor shall at any time acquire a commercial tort claim, as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York (“NY UCC Article 9”), which the Debtor reasonably believes based upon then-current information is likely to result in a judgment in favor of the Debtor in excess of $25,000, the Debtor shall promptly notify the Lender in a writing signed by the Debtor of the brief details thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Lender.

(b) The Lender may at any time and from time to time file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Debtor or words of similar effect and which contain any other information required by NY UCC Article 9 or revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved in 1998 by the American Law Institute and the National Conference of Commissioners on Uniform State Law (“Revised Article 9”) as adopted in any other jurisdiction (including Part 5 thereof) for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor. The Debtor agrees to furnish any such information to the Lender promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Lender on behalf of the Debtor and may be filed at any time with or without any signature of the Debtor or the Lender in any jurisdiction whether or not NY UCC Article 9 or Revised Article 9 is then in effect in that jurisdiction.

(c) The Debtor shall at any time and from time to time, whether or not NY UCC Article 9 or Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Lender may request for the Lender to (i) obtain an acknowledgment, in form and substance satisfactory to the Lender, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Lender, (ii) obtain “control” of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in NY UCC Article 9 with corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107, relating to what constitutes “control” for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Lender, and (iii) otherwise insure the continued perfection and priority of the Lender’s security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation of or following the effectiveness of NY UCC Article 9 in New York or Revised Article 9 in any other jurisdiction.

(d) Any and all obligations or other sums at any time credited by or due from the Lender to the Debtor, any and all monies, securities and other property of the Debtor and the proceeds thereof now or hereafter held or received by or in transit to the Lender from or for the Debtor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, shall at all times constitute security for any and all Obligations.

5. The Debtor represents and warrants that: (a) no Financing Statement (other than any which may have been filed on behalf of the Lender) relating to any of the Collateral is on file in any public office; and (b) the Chief Executive Office (or Major Executive Office) of Debtor (if any), and the Collateral are respectively located at the address(es) set forth at the end of this Agreement and Debtor will not change such location or permit any additional location without prior written notice to and consent of the Lender; and (c) Debtor has not created and there is no security interest, lien or encumbrance on or affecting the Collateral other than created hereby.

6. The Debtor assumes all liability and responsibility in connection with all Collateral acquired by Debtor; and the obligation of the Debtor to pay all Obligations shall in no way be affected or diminished by reason of the fact that any such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Debtor.

7. As long as this Agreement shall remain in effect, the Debtor covenants and agrees as follows:

(a) that if the Lender so demands in writing at any time (i) all proceeds of the Collateral shall be delivered to the Lender promptly upon their receipt in a form satisfactory to the Lender or paid directly to the Lender, as the Lender may elect, and (ii) all chattel paper, instruments, and documents pertaining to the Collateral shall be delivered to the Lender at the time and place and in the manner specified in the Lender’s demand;

(b) in order to enable the Lender to comply with the law of any jurisdiction, including state, federal and foreign, applicable to any security interest granted hereby or to the Collateral, to execute and deliver promptly upon request, in form acceptable to the Lender, any Financing Statement, notice, statement, instrument, document, agreement or other paper and/or to perform any act requested by the Lender which may be necessary or desirable (in the Lender’s reasonable opinion) to create, perfect, preserve, validate or otherwise protect such security interest or to enable the Lender to exercise and enforce the Lender’s rights hereunder or with respect to such security interest;

(c) promptly to pay any filing fees or other costs in connection with (i) the filing or recordation of such Financing Statements or any other papers described above and (ii) such searches of the public records as the Lender in its sole discretion shall require;

(d) that the Lender is authorized to file or record any such Financing Statements or other papers without the signature of the Debtor if permitted by applicable law;

(e) the Lender may file a photographic or other reproduction of this Agreement in lieu of a Financing Statement in any filing office where it is permissible to do so;

(f) except for the security interest granted hereby, the Debtor shall keep the Collateral and proceeds and products thereof free and clear of any security interest, liens or encumbrances of any kind; the Debtor shall promptly pay, when due, all taxes and transportation, storage and warehousing charges and fees affecting or arising out of, or that could result in any liens on, the Collateral and shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Lender; in the event the Debtor fails to pay any such charges or fees, the Lender may (but shall not be obligated to) pay any such charges or fees, in which event the Debtor shall pay to the Lender upon its request the amount so paid with interest at a rate per annum equal to 2% in excess of the rate of interest established from time to time by JP Morgan Chase Bank (or any successor) as its prime or base rate;

(g) at all times to keep all insurable Collateral insured and maintain all other insurance at the expense of the Debtor to the Lender’s satisfaction against loss by fire, theft and any other risk to which the Collateral may be subject; all insurance policies shall be endorsed in favor of the Lender, with loss payable endorsements satisfactory to the Lender and, if the Lender so requests, shall be deposited with the Lender; and in any event, such policies will provide that each insurer will give the Lender not less than 30 days notice in writing prior to the exercise of any right of cancellation or non-renewal; in the event Debtor fails to maintain any insurance the Lender may (but shall not be obligated to) place such insurance and pay the premium therefor, in which event Debtor will pay the Lender upon its request such premium with interest at a rate per annum equal to 2% in excess of the rate of interest established from time to time by JP Morgan Chase Bank (or any successor) as its prime or base rate; the Lender may apply any proceeds of such insurance which may be received by it toward payment of (or as cash collateral for) any of the Obligations, whether or not due, in such order of application as the Lender may determine;

(h) that the Lender’s duty with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of Collateral in its possession; the Lender shall not be obligated to take any steps necessary to preserve any rights in any of the Collateral against prior parties, and the Debtor hereby agrees to take such steps; the Debtor shall pay to the Lender upon its request all costs and expenses, including filing and reasonable attorney’s fees, incurred by the Lender in connection with the custody, care, preservation or collection of the Collateral; the Lender may, but is not obligated to, exercise any and all rights of conversion or exchange or similar rights, privileges and options relating to the Collateral; the Lender shall have no obligation to sell or otherwise realize upon any of the Collateral as herein authorized and shall not be responsible for any failure to do so or for any delay in so doing; in the event of any litigation, with respect to any matter connected with this Agreement, the Obligations, the Collateral, or any other instrument, document or agreement applicable hereto or to any one or more of them in any respect, Debtor hereby waives all defenses, rights of setoff and rights to interpose counterclaims of any nature;

(i) to provide the Lender with such information as the Lender may from time to time request with respect to the Collateral and any of its places of business;

(j) that the Lender will be notified promptly in writing of any change in any office or location of Collateral as set forth below;

(k) that the Debtor will permit the Lender, by its officers and agents, to have access to and examine at all reasonable times and at the Debtor’s expense the properties (including, without limitation, all Collateral), minute books and other documents and records;

(l) that the Debtor shall, if requested by the Lender, and the Lender shall also have the right to, notify all warehouses, shipping companies and other persons in possession of any Collateral of the Lender’s security interest therein and obtain the agreement of all such persons that they hold and will hold possession of such Collateral for the benefit of the Lender and deliver the same at the direction of the Lender without further consent of the Debtor; and

(m) that the Debtor will promptly notify the Lender upon the occurrence of any default, as provided in this Agreement, of which the Debtor has knowledge.

8. A. The Debtor agrees as follows: (i) the Debtor will not, without first obtaining the prior written consent of the Lender, renew or extend the time of payment of any Account; (ii) the Debtor will promptly notify the Lender in writing of any compromise, settlement or adjustment with respect to an Account and will, prior to effecting any compromise, settlement or adjustment, account therefor to the Lender in cash for the amount thereof without demand or notice; (iii) the Debtor will stamp, in form and manner satisfactory to the Lender, its accounts receivable ledger and other books and records pertaining to the Accounts, with an appropriate reference to the security interest of the Lender in the Accounts; (iv) upon request, the Debtor will furnish the Lender original or other papers relating to the sale of merchandise or the performance of labor or services which created any Account; (v) the Debtor may collect the Accounts, subject to the discretion and control of the Lender, but the Lender may, without cause or notice, curtail or terminate such authority at any time; if requested by the Lender, the Debtor shall, and the Lender shall also have the right at any time to, notify account debtors and other obligors of the Lender’s security interest in Accounts and direct Account debtors to make payment of Accounts to such lockboxes or other accounts as the Lender shall specify; and the

Lender may at any time, in the name of the Debtor or the Lender, request verification of any Accounts; (vi) the proceeds of the Accounts, when collected by the Debtor, whether consisting of cash, checks, notes, drafts, money orders, commercial paper of any kind whatsoever, or other documents, received in payment of the Accounts, shall be promptly remitted by the Debtor to the Lender, in precisely the form received, except for endorsement by the Debtor when required; (vii) such proceeds until remitted to the Lender, as aforesaid, shall be held in trust by the Debtor for, and as the property of, the Lender and shall not be commingled with other funds, money or property; (viii) proceeds of the Accounts will be received by the Lender subject to final collection and receipt of proceeds in cash or by unconditional credit to and accepted by the Lender; (ix) the Lender shall apply in its absolute discretion, all collections received by it on the Accounts, toward the payment of any of the Obligations whether due or not due in such order as the Lender shall determine; (x) the Debtor will promptly notify the Lender in writing of the return or rejection of any merchandise represented by the Accounts and the Debtor shall forthwith account therefor to the Lender in cash without demand or notice and until such payment has been received by the Lender, the Debtor will receive and hold all such merchandise separate and apart, in trust for and subject to the security interest in favor of the Lender; and (xi) upon the occurrence of an Event of Default as defined in Section 9 hereof, the Lender is authorized to sell, for the Debtor’s account and sole risk, all or any part of such merchandise in the manner and under the terms and conditions hereinafter set forth.

B. The Debtor represents and warrants to the Lender that the Debtor is the sole owner of the Accounts and no one has or claims to have any interest of any kind therein or thereto; each of the debtors and other obligors named in or obligated under every such Account is indebted to the Debtor in the amount and on the terms indicated in the invoice or other evidence of such Account and schedule of Accounts; each Account is bona fide and arises out of the completed performance of labor or services or the sale and delivery or lease of merchandise or both; and none of the Accounts is now, nor will at any time in the future become contingent upon the fulfillment of any contract or conditions whatsoever, nor subject to any defense, recoupment, offset or counterclaim.

C. The Debtor will maintain accurate and complete records of the Accounts and will make the same available to the Lender at any time upon demand.

9. Upon non-payment when due of any of the Obligations (including, without limitation, failure to pay on demand any of the Obligations which are payable on demand), or upon the failure of the Debtor to perform any agreement on its part to be performed hereunder, or by the terms of any other related agreement covering the Obligations, or in case the Lender deems itself insecure or it appears at any time that any representation in any certificate, financial or other statement of the Debtor (delivered to the Lender by or on behalf of the Debtor) is untrue or omits any material fact, or if a material adverse change shall occur in the financial or business condition or results of operations of the Debtor or if the Debtor (or any endorser, guarantor or surety of or upon any of the Obligations) shall die or (being a partnership, limited liability company or corporation) shall be dissolved or shall become insolvent (however evidenced), or upon the suspension of the business of Debtor, or upon the issuance of any warrant, process, or order of attachment, garnishment or lien and/or the filing of a lien as a result thereof against any of the property of the Debtor (or any such endorser, guarantor or surety of or upon any of the Obligations), or upon the making by the Debtor (or any such endorser, guarantor or surety) of an assignment for the benefit of creditors, or commencement of any proceeding or case by or against the Debtor (or any such endorser, guarantor or surety) under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, composition, receivership, liquidation or dissolution law or statute of any jurisdiction, then in any such event (each an “Event of Default”), (a) all Obligations shall become at once due and payable, without notice, presentment, demand for payment or protest, which are hereby expressly waived; (b) the Lender is authorized to take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral, or any part thereof is, or may be, placed and remove same; (c) the Lender may proceed to apply to the Obligations, any and all obligations or other sums described in Section 4 hereof; (d) the Lender may require the Debtor to assemble the Collateral and to make it available to the Lender at a place designated by the Lender which is reasonably convenient to the Lender and the Debtor; (e) the Lender shall have the right from time to time to sell, resell, assign, transfer and deliver all or any part of the Collateral, at any broker’s board or exchange, or at public or private sale or otherwise, at the option of the Lender, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Lender may deem proper, and in connection therewith may grant options and may impose reasonable conditions such as requiring any purchaser to represent that any securities constituting part of the

Collateral are being purchased for investment purposes only, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon the Debtor or right of redemption to the Debtor, which are hereby expressly waived; unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender will give the Debtor reasonable notice of the time and place of any such public sale or of the time after which any private sale or any other intended disposition thereof is to be made and Debtor agrees that five (5) days prior notice shall be deemed reasonable notice; (f) upon each such sale, the Lender may, unless prohibited by applicable statute which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, rights of redemption and equities of the Debtor, which are hereby waived and released; (g) the Lender shall, upon mailing notice to the Debtor that it so elects, have from the date of such mailing the right from time to time to vote any shares of stock securing any of the Obligations; provided, however, the Lender at any time, before or after the occurrence of any Event of Default, may, but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the Collateral which is instruments, documents, stocks, bonds, and other securities, and the Lender or its nominee may demand, sue for, collect, receive and hold as like Collateral any or all interest, dividends and income thereon and if any securities are held in the name of the Lender or its nominee, the Lender may, after the occurrence of any such events, exercise all voting and other rights pertaining thereto as if the Lender were the absolute owner thereof; but the Lender shall not be obligated to demand payment of, protest, or take any steps necessary to preserve any rights in any such Collateral against prior parties, or take any action whatsoever in regard to any such Collateral, all of which the Debtor assumes and agrees to do. Without limiting the generality of the foregoing, the Lender shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of such Collateral, unless the Debtor gives written notice to the Lender at the Lender’s office at which the Obligations are maintained that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (10) days prior to the expiration of the time during which such action may be taken; (h) the Lender’s obligations, if any, to give additional (or to continue) financial accommodations of any kind to the Debtor shall immediately terminate; and (i) in addition to the rights and remedies given to the Lender hereunder or otherwise, the Lender shall have all of the rights and remedies of a secured party under the New York Uniform Commercial Code as in effect from time to time.

10. In the case of each such sale or other disposition or exercise of remedies under Section 9 above or of any proceedings to collect any of the Obligations, the Debtor shall be obligated to pay all costs and expenses of every kind relating thereto or in connection therewith, including reasonable attorneys’ fees, and after deducting such costs and expenses from the proceeds of sale, disposition or collection, the Lender may apply any residue to pay any of the Obligations in such order as the Lender shall determine, including, without limitation, the obligation to deliver cash collateral in respect of outstanding letters of credit and bankers acceptances, and the Debtor will continue to be liable to the Lender for any deficiency with interest at the rate per annum equal to 2% in excess of the rate of interest established from time to time by JP Morgan Chase Bank (or any successor) as its prime or base rate.

11. The Lender may, but is not obligated to, (a) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any obligations securing any of the Obligations, (b) compromise and settle with any person liable on such obligation, and/or (c) extend the time of payment of or otherwise change the terms thereof, as to any party liable thereon, all without incurring responsibility to the Debtor or affecting any of the Obligations.

12. In order to effectuate the terms and provisions hereof, Debtor hereby designates and appoints Lender and its designees or agents as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to Debtor, to notify the Post Office authorities to change the Address for delivery of mail addressed to Debtor to such address as Lender may designate; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidence of payment or proceeds of the Collateral that may come into Lender’s possession; to sign the name of Debtor on any invoices, documents, drafts against and notices (which also may direct, among other things, that payment be made directly to the Lender) to Account debtors or obligors of Debtor, assignments and requests for verification of Accounts; to execute proofs of claim and loss; to execute any endorsements, assignments, or other instruments of conveyance or transfer, to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in the sole discretion of Lender to carry out and enforce this Agreement. All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgement or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

13. All options, powers and rights granted to the Lender hereunder or under any promissory note, instrument, document or other writing delivered to the Lender shall be cumulative and shall be in addition to any other options, powers or rights which the Lender may now or hereafter have as a secured party under the New York Uniform Commercial Code or under any other applicable law or otherwise.

14. No delay on the part of the Lender in exercising any of its options, powers, or rights, or partial or single exercise thereof, shall constitute a waiver thereof. Neither this Agreement nor any provision hereof may be modified, changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by the party against whom enforcement of the modification, change, waiver, discharge or termination is sought. The Lender shall have the right, for and in the name, place and stead of the Debtor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to any of the Collateral. Each of the representations and warranties of the Debtor contained herein shall be deemed to be repeated and restated upon each request by the Debtor to the Lender for any loan or other extension of credit.

15. Notice of acceptance of this Agreement by the Lender is hereby waived. This Agreement shall be immediately binding upon the Debtor and its successors and assigns, whether or not the Lender signs this Agreement.

16. It is the intention of the parties (a) that, this Agreement shall constitute a continuing agreement applying to any and all future, as well as existing transactions between the Debtor and the Lender; and (b) that the security interest provided for herein shall attach to after-acquired as well as existing Collateral, and the Obligations covered by this Agreement shall include future advances and other value, as well as existing advances and other value, whether or not similar to prior or existing advances or other value, and whether or not the advances or value are or shall be given pursuant to commitment, all to the maximum extent permitted by the New York Uniform Commercial Code or other applicable law.

17. Unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code shall have the meanings therein stated.

18. If this Agreement is signed by two or more parties as debtors, they shall be jointly and severally liable hereunder, and the term “Debtor” wherever used in this Agreement shall mean the parties who have signed this Agreement and each of them. The term “Lender” wherever used in this Agreement shall include FORTIS CAPITAL CORP. and all of its branches, offices or agencies.

19. This Agreement shall be construed in accordance with and be governed by the law of the State of New York, without regard to principles of conflicts of laws. The Debtor hereby agrees that any legal action or proceeding against the Debtor with respect to this Agreement may be brought in the courts of the State of New York in The City of New York or of the United States of America for the Southern District of New York as the Lender may elect, and, by execution and delivery hereof, the Debtor accepts and consents to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Lender in writing, with respect to any claim, counterclaim, action or proceeding brought by it against the Lender and any questions relating to usury. Nothing herein shall limit the right of the Lender to bring proceedings against the Debtor in any other jurisdiction. The Debtor irrevocably consents to the service of process in any such legal action or proceeding by personal delivery or by the mailing thereof by the Lender by registered or certified mail, return receipt requested, postage prepaid, to the address specified in the records of the Lender, such service of process by mail to be deemed effective on the fifth day following such mailing. The Debtor agrees that a final judgment in any such legal action or proceeding shall be conclusive and may be enforced in any manner provided by law. The Debtor agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York as in effect from time to time shall apply to this Agreement and, to the maximum extent permitted by law, waives any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non conveniens.

20. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, EACH OF THE DEBTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS THE DEBTOR AND THE LENDER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER AGREEMENT RELATING TO OR EVIDENCING ANY OF THE OBLIGATIONS OR PROVIDING FOR COLLATERAL SECURITY FOR ANY OF THE OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE DEBTOR OR THE LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO EXTEND CREDIT TO THE DEBTOR.

IN WITNESS WHEREOF, the Debtor has executed this Agreement or has caused these presents to be executed and delivered this              day of May, 2004

(Check one)	FCSTONE MERCHANT SERVICES, LLC
☒ Chief Executive Office
☐ Major Executive Office
	By:	/s/ Allan Lee
Address:	Name:	Allan Lee
	Title:	President

As set forth in Security Agreement Questionnaire executed by the Debtor	By:	/s/ Michael D. Alteneu
	Name:	Michael D. Altneu
Other Business Addresses and/or Location of Collateral (if none, state “None”)	Title:	Senior Vice President

As set forth in Security Agreement Questionnaire executed by the Debtor

AGREED:

FORTIS CAPITAL CORP.

By:	/s/ Edward F. Aldrich
Name:	Edward F. Aldrich
Title:	Director

By:	/s/ Christina E. Roberts
Name:	Christian E. Roberts
Title:	Managing Director